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                                                                   Exhibit 10.2

                                  $500,000,000

                      BROCADE COMMUNICATIONS SYSTEMS, INC.

                 2% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2007

                               PURCHASE AGREEMENT

December 18, 2001

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December 18, 2001

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Salomon Smith Barney Inc.
Merrill Lynch, Pierce Fenner and Smith Incorporated
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Dear Sirs and Mesdames:

         Brocade Communications Systems, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several purchasers named in
Schedule I hereto (the "Initial Purchasers") $500,000,000.00 principal amount of its 2% Convertible Subordinated Debentures due 2007 (the "Firm Securities") to be issued pursuant to the provisions of an Indenture dated as of December 21, 2001 (the "Indenture") between the Company and State Street Bank & Trust Company of California, N.A., as Trustee (the "Trustee"). The Company also proposes to issue and sell to the Initial Purchasers not more than an additional $50,000,000.00 principal amount of its 2% Convertible Subordinated Debentures due 2007 (the "Additional Securities") if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Initial Purchasers, the right to purchase such 2% Convertible Subordinated Debentures due 2007 granted to the Initial Purchasers in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the "Securities". The Securities will be convertible into shares of Common Stock, par value $0.001 (the "Underlying Securities").

         The Securities and the Underlying Securities will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act.

         The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated as of the date of the Indenture between the Company and the Initial Purchasers (the "Registration Rights Agreement").

         In connection with the sale of the Securities, the Company will prepare a final offering memorandum (the "Memorandum") including or incorporating by reference a description of the terms of the Securities and the Underlying Securities, the terms of the offering and a description of the Company. As used herein, the term "Memorandum" shall include in each case the documents incorporated by reference therein. The terms "supplement", "amendment" and "amend" as used herein with respect to the Memorandum shall include all documents deemed to be incorporated by reference in the Memorandum that are filed subsequent to the date of the Memorandum with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

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         1.       Representations and Warranties. The Company represents and warrants to, and agrees with, you that:

                  (a)  (i)     Each document, if any, filed or to be filed
         pursuant to the Exchange Act and incorporated by reference in either Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (ii) the Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date (as defined in Section 4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Memorandum based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

                  (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (c) Each Significant Subsidiary (as defined below) of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company (except for nominal ownership required for compliance with applicable local laws), free and clear of all liens, encumbrances, equities or claims. Other than Brocade Communications Switzerland Sarl, the Company has no subsidiaries that are "significant subsidiaries" as defined in Rule 1-02(w) of Regulation S-X of the Securities Act (a "Significant Subsidiary").

                  (d) This Agreement has been duly authorized, executed and delivered by the Company.

                  (e) The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Memorandum.

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                  (f)  The shares of common stock outstanding on the date hereof have been duly authorized and are validly issued, fully paid and non-assessable.

                  (g) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to the effects of applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and general principles of equity, and, subject to Section 1(i) below, will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

                  (h) The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

                  (i) Each of the Indenture and Registration Rights Agreement has been duly authorized, and when executed and delivered by the Company and the counterparties thereto, is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

                  (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities do not and will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation or by-laws of the Company, (iii) any agreement or other instrument binding upon the Company or (iv) any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except in the case of clauses (iii) and
         (iv), for any such contraventions that would not have a material adverse effect on the Company and its subsidiaries taken as a whole. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities, except (i) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities, (ii) such as may be required by Federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement, (iii) such consents, approvals, authorizations, orders and decrees or qualifications which if not obtained would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and (iv) for qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the
         "1939 Act").

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                  (k)     Since July 28, 2001, there has not occurred any event
         or condition that has had, or is reasonably likely to have, a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, other than as set forth in the Memorandum.

                  (l) There are no legal or governmental proceedings pending or threatened to which the Company or any of its Significant Subsidiaries is a party or to which any of the properties of the Company or any of its Significant Subsidiaries is subject other than proceedings accurately described in all material respects in the Memorandum and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities or to consummate the transactions contemplated by the Memorandum.

                  (m) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (n) Neither the Company nor any of its Significant Subsidiaries is liable for any costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which could reasonably be expected to, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (o) The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it which is material to the business of the Company free and clear of all liens, encumbrances and defects except such liens, encumbrances and defects that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company, except as described in the Memorandum.

                  (p) The Company and its subsidiaries own or possess adequate licenses or other rights to use all material patents, copyrights, trademarks, service marks, trade

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         names, technology and know-how (the "Intellectual Property")
         necessary to conduct their respective businesses in the manner described in the Memorandum or could obtain such licenses or rights on terms that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and, except as disclosed in the Memorandum, neither of the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property which could reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (q) No material labor dispute with the employees of the Company exists, except as described in the Memorandum, or, to the knowledge of the Company, is imminent; and without conducting any independent investigation, the Company is not aware of any existing or overtly threatened labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could reasonably be expected to have a material adverse effect on the Company.

                  (r) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company, except as described in the Memorandum.

                  (s) The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, except as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company, except as described in the Memorandum.

                  (t) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; and (iii) access to financial assets is permitted only in accordance with management's general or specific authorization.

                  (u) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such

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         assessment, fine or penalty that is currently being contested in good faith or as could not reasonably be expected to have a material adverse effect on the Company.

                  (v) The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company are eligible to participate. Each such plan is in compliance in all respects with the presently applicable provisions of ERISA and such regulations and published interpretations, except where the failure to so comply could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the Company. The Company has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

                  (w) The Company and each of its subsidiaries possess all consents, approvals, orders, certificates, authorizations and permits issued by, and have made all declarations and filings with, all appropriate federal, state or foreign governmental or self regulatory authorities and all courts and other tribunals necessary to conduct their respective businesses and to own, lease, license and use its properties in the manner described in the Memorandum, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such consent, approval, order, certificate, authorization or permit that, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, or failure to obtain or file, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (x) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Memorandum will not be, required to register as an "investment company" as such term are defined in the Investment Company Act of 1940, as amended.

                  (y) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") of the Company has directly, or through any agent (other than the Initial Purchasers), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (z) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to

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         register the Securities under the Securities Act or to qualify the
         Indenture under the 1939 Act.

                  (aa) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

                  (bb) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include such securities with the Securities registered pursuant to the Registration Rights Agreement, which rights have not been waived.

                  (cc) Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action which was intentionally designed to, or which might reasonably be expected to cause, or result in stabilization or manipulation of the prices of any security of the Company to facilitate the sale or resale of the Securities.

         2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Firm Securities set forth in Schedule I hereto opposite its name at a purchase price of 97.75 % of the principal amount at maturity thereof (the "Purchase Price") plus accrued interest, if any, to the Closing Date. Promptly following the Closing Date, you, on behalf of the Initial Purchasers, shall reimburse the Company of all reasonable expenses paid by the Company in connection with the offering of securities and transactions contemplated by this Purchase Agreement, including pursuant to Section 6(e) hereof.

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchasers the Additional Securities, and the Initial Purchasers shall have a one-time right to purchase, severally and not jointly, up to $ 50,000,000.00 principal amount of Additional Securities at the Purchase Price plus accrued interest, if any, to the date of payment and delivery. If you, on behalf of the Initial Purchasers, elect to exercise such option, you shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchasers and the date on which such Additional Securities are to be purchased. Such date may be the same as the Closing Date but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Securities may be purchased as provided in Section 4 solely for the purpose of covering exercises of the option made in connection with the offering of the Firm Securities. If any Additional Securities are to be purchased, each Initial Purchaser agrees, severally and not jointly, to purchase the principal amount of Additional Securities (subject to such adjustments to eliminate fractional Securities as you may determine) that bears the same proportion to the total principal amount of Additional Securities to be purchased as the principal amount of Firm Securities set forth in Schedule I opposite the name of such Initial Purchaser bears to the total principal amount of Firm Securities.

         The Company hereby agrees that, without the prior written consent of Morgan Stanley &

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Co. Incorporated on behalf of the Initial Purchasers, it will not, during the period beginning on the date hereof and ending February 15, 2002 (the "Expiration Date") (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the issuance and sale of the Firm Securities, (B) the issuance of the Underlying Securities, (C) the issuance by the Company of shares of common stock upon the exercise of an option or a warrant or the conversion of a security, (D) the granting of additional options or restricted stock under the Company's existing employee benefit plans, (E) the issuance of shares of common stock by the Company in connection with the acquisitions of other companies or businesses by the Company, (F) the issuance of shares of common stock or warrants to acquire common stock in connection with strategic transactions or financing arrangements by the Company, (G) sales or other transfers by the Company's executive officers and directors collectively in an amount not to exceed 1,000,000 shares of the Company's common stock, (H) transactions by the Company's executive officers and directors relating to shares of the Company's common stock or other securities acquired in open market transactions after the completion of the transactions described in the Memorandum, (I) the exercise of stock options granted by the Company, (J) transfers by gift, will or intestacy and transfers to related parties and (K) transactions relating to shares of common stock or other securities acquired in open market transactions after the completion of the offering of the Securities; provided, however, with respect to clauses (E), (F) and (J) that if any common stock is issued prior to the Expiration Date or if any securities convertible into common stock are issued that are convertible into common stock prior to the Expiration Date, the recipient thereof shall agree, until February 15, 2002, to comply with subsections (i) and (ii) above, subject to the same exceptions granted to the Company's directors and executive officers as set forth in the Lock Up Letter attached hereto as Exhibit C.
                   ---------

         3. Terms of Offering. You have advised the Company that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder on the terms to be set forth in the Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

         4. Payment and Delivery. Payment for the Firm Securities shall be made to the Company in Federal or other funds immediately available by wire transfer to an account specified in advance by the Company against delivery of such Firm Securities for the respective accounts of the several Initial Purchasers at a closing to be held at the offices of Wilson Sonsini Goodrich & Rosati, a Professional Corporation, in Palo Alto, California at 7:00 a.m., Palo Alto time, on December 21, 2001, or at such other time on the same or such other date, not later than December 24, 2001, as shall be mutually designated in writing by you and the Company. The time and date of such payment are hereinafter referred to as the "Closing Date."

         Payment for any Additional Securities shall be made to the Company in Federal or other funds immediately available by wire transfer to an account specified in advance by the Company

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against delivery of such Additional Securities for the respective accounts of the several Initial Purchasers at 7:00 a.m., Palo Alto time, on the date specified in the notice described in Section 2 or at such other time on the same or on such other date, in any event not later than January 17, 2002, as shall be mutually designated in writing by you and the Company. The time and date of such payment are hereinafter referred to as the "Option Closing Date."

         Certificates for the Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Securities shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefore plus accrued interest, if any, to the date of payment and delivery.

         5. Conditions to the Initial Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Firm Securities on the Closing Date are subject to the following conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Memorandum that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Memorandum.

                  (b) The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a) and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

                  (c) The Initial Purchasers shall have received on the Closing Date an opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, outside counsel for the Company and the Geneva office of Baker & McKenzie, dated the Closing Date, to the effect set forth in Exhibit A-1 and Exhibit A-2, respectively. Such opinions shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

                  (d) The Initial Purchasers shall have received on the Closing Date an opinion of Gray Cary Ware & Freidenrich LLP, counsel for the Initial Purchasers, dated the Closing Date, to the effect set forth in Exhibit B.

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                  (e)     The Initial Purchasers shall have received on each of
         the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Initial Purchasers, from Arthur Andersen, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Memorandum; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                  (f) The "lock-up" agreements, each substantially in the form of Exhibit C hereto, between you and certain executive shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of common stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

         The several obligations of the Initial Purchasers to purchase Additional Securities hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization, execution and authentication and issuance of the Additional Securities and other matters related to the execution and authentication and issuance of the Additional Securities.

         6. Covenants of the Company. In further consideration of the agreements of the Initial Purchasers contained in this Agreement, the Company covenants with each Initial Purchaser as follows:

                  (a) To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c), as many copies of the Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

                  (b) Before amending or supplementing the Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

                  (c) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Memorandum in order to make the statements therein, in the light of the circumstances when the Memorandum is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Initial Purchasers or counsel for the Company, it is necessary to amend or supplement the Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Memorandum so that the statements in the Memorandum as so amended or supplemented will not, in the light of the circumstances when the Memorandum is delivered to a purchaser, be misleading or so that the Memorandum, as amended or supplemented, will comply with applicable law.

                  (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided that in connection therewith the Company shall not be required to qualify to conduct business as a foreign corporation or to execute a general consent to service of process, other than as to matters and transactions relating to the Memorandum, in any jurisdictions.

                  (e) Subject to Section 2 hereof, whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in Portal or any appropriate market system, (vi) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vii) the cost of the preparation, issuance and delivery of the Securities, and
         (viii) all other cost and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8, and the last paragraph of Section 10, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

                  (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could reasonably be integrated under applicable law with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

                  (g) Neither the Company nor any Affiliate will solicit any offer to buy or offer or sell the Securities or the Underlying Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (h) While any of the Securities or the Underlying Securities remain "restricted securities" within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

                  (i) If requested by you, to use its best efforts to permit the Securities to be designated Portal securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the Portal Market.

                  (j) During the period of two years after the Closing Date or the Option Closing Date, if later, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities or the Underlying Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

                  (k) Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

         7. Offering of Securities; Restrictions on Transfer. (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). Each Initial Purchaser, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be QIBs.

         8.  Indemnity and Contribution.

                  (a) The Company agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities
         Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

                  (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use in the Memorandum or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
         (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to
         Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d)     To the extent the indemnification provided for in
         Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) of this subsection is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this subsection but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchasers, in each case as set forth in the Memorandum, bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

                  (e) The Company and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this
         Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

         9. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Memorandum.

         10. Effectiveness; Defaulting Initial Purchasers. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

         If, on the Closing Date, or the Option Closing Date, as the case may be, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Firm Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Firm Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Initial Purchaser. If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Firm Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Memorandum or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Additional Securities and the aggregate principal amount of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Additional Securities to be purchased, the non-defaulting Initial Purchasers shall have the option to (a) terminate their obligation hereunder to purchase Additional Securities or (b) purchase not less than the principal amount of Additional Securities that such non-defaulting Initial Purchasers would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

         If this Agreement shall be properly terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement required to be performed or fulfilled by the Company pursuant to this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

         11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                             Very truly yours,

                                             BROCADE COMMUNICATIONS
                                             SYSTEMS, INC.

                                             By: /s/ Antonio Canova
                                             ---------------------------
                                             Name: Antonio Canova
                                             Title: Chief Financial officer

Accepted as of the date hereof

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Salomon Smith Barney Inc.
Merrill Lynch, Pierce Fenner and Smith Incorporated

Acting severally on behalf of themselves and the several Initial Purchasers named in
       Schedule I hereto.

By:    Morgan Stanley & Co. Incorporated

By:    /s/ David Schwarzbach
       --------------------------
Name:  David Schwarzbach
Title: Vice President



                     [Signature Page to Purchase Agreement]

                                                                      SCHEDULE I

                                                       Number of Firm Securities
             Initial Purchaser                              to be Purchased

Morgan Stanley & Co. Incorporated....................  $200,000,000.00
Goldman Sachs & Co...................................  $200,000,000.00
Salomon Smith Barney Inc. ...........................   $50,000,000.00
Merrill Lynch, Pierce, Fenner and Smith
Incorporated ........................................   $50,000,000.00

     Total...........................................  $500,000,000.00

                                                                     EXHIBIT A-1

                       OPINION OF COUNSEL FOR THE COMPANY

         The opinion of the counsel for the Company, to be delivered pursuant to
Section 5(c) of the Purchase Agreement shall be to the effect that:

           1. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

           2. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

           3. The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Memorandum.

           4. The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

           5. The Underlying Securities to be issued upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities and the Indenture, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or, to our knowledge, similar rights under the Reviewed Agreements.

           6. Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms.

           7. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Securities do not and will not

                                  A-1-1
               contravene (i) any provision of applicable law or, (ii) the Certificate of Incorporation or Bylaws of the Company, or, (iii) to our knowledge, any, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Significant Subsidiary, and no consent, approval, authorization or order of, or qualification or filing with, any governmental body or agency is required for the performance by the Company of its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement expressly contemplated by the provisions thereof, and except where such consent, authorization, approval, order or qualification, if not obtained, would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

           8. The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Memorandum, will not be required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

           9. The statements in the Memorandum under the captions "Description of Notes," "Description of Capital Stock," "Plan of Distribution" and "Transfer Restrictions," insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein in all material respects.

           10. The statements in the Memorandum under the caption "Certain Federal Income Tax Considerations," insofar as such statements constitute a summary of the United States federal tax laws referred to therein, are accurate and fairly summarize the matters referred to therein in all material respects.

           11. It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of the Securities by the Initial Purchasers in accordance with
               Section 7 of the Purchase Agreement and the Memorandum to register the Securities under the Securities Act of 1933, as amended, or to qualify the Indenture under the Trust Indenture Act of 1939, as amended, it being understood that no opinion is expressed as to any subsequent resale of any of the Securities or the Underlying Securities issuable upon conversion of any of the Securities.

           12. Such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its Significant Subsidiaries is a party or to which any of the properties of the Company or any of its Significant Subsidiaries is subject other than proceedings which

                                  A-1-2
               such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

           13. Each document of the Company incorporated by reference in the Memorandum (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein as to which we disclaim any opinion), complied as to form when filed with the Commission in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder.

                                  A-1-3

                                                                     EXHIBIT A-2

                   OPINION OF FOREIGN COUNSEL FOR THE COMPANY

                The opinion of the Geneva office of Baker & McKenzie, to be delivered pursuant to Section 5(c) of the Purchase Agreement, shall be to the effect that:

           1. The Swiss Company is a limited liability company ("societe a responsabilite limitee", "Gesellschaft mit beschrankter Haftung") duly incorporated and validly existing under the laws of Switzerland and has the corporate power and authority to own its property and assets and to conduct its business as currently conducted and is duly qualified to conduct its business as currently conducted, except to the extent that that the failure to be so qualified or in good standing would have no material effect on the Swiss Company. There is no notice of appointment in respect of a liquidator, receiver, administrator or examiner with respect thereto.

           2. All the stated capital of the Swiss Company, which amounts to CHF 300,000.- has been validly and fully paid-in. The Swiss Company's capital is divided in two, non issued quotas: one quota of CHF 299,000.- owned by Brocade Communications Luxembourg Sarl and one quota of CHF 1,000.- owned by Brocade Communications Systems, Inc.

           3. To such counsel's knowledge, they have not worked on an assignment for the Swiss Company where they were informed that its quotas have been pledged or subjected to a lien.

                                  A-2-1

                                                                       EXHIBIT B

                     OPINION OF GRAY CARY WARE & FREIDENRICH

         The opinion of Gray Cary Ware & Freidenrich to be delivered pursuant to
Section 5(d) of the Purchase Agreement shall be to the effect that:

1. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

2. The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued.

3. The Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or, to such counsel's knowledge, similar rights.

4. Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms subject to applicable bankruptcy, insolvency or similar laws affecting a creditors' rights generally and general principles of equity and except as to rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

5. The statements in the Memorandum under the captions "Description of Notes," "Description of Capital Stock," "Plan of Distribution" and "Transfer Restrictions," insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein.

6. Such counsel has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Memorandum when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         With respect to the matters referred to in the paragraph above, such counsel's opinion and belief are based upon such counsel's participation in the preparation of the Memorandum (and any amendments or supplements thereto) and review and discussions of the contents thereof (including the review of, but not participation in the preparations of, the incorporated documents) but are without independent check or verification except as specified.

7. Based upon the representations, warranties and agreements with the agreements of the Company in Sections 1(y), 1(aa), 6(f) and 6(g) of the Purchase Agreement and of the Initial Purchasers in Section 7 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of the Securities by the Initial Purchasers in accordance with
         Section 7 of the Purchase Agreement to register the Securities under the Securities Act of 1933, as amended, or to qualify the Indenture under the Trust Indenture Act of 1939, as amended, it being understood that no opinion is expressed as to any subsequent resale of any of the Security or the Underlying Security.

                                                                       EXHIBIT C

                             FORM OF LOCK-UP LETTER

                                                               December 17, 2001

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Merrill Lynch & Co.
Salomon Smith Barney Inc.
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY  10036

Dear Sirs and Mesdames:

         The undersigned understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley") proposes to enter into a Purchase Agreement (the "Purchase Agreement") with Brocade Communications Systems, Inc., a Delaware corporation (the "Company"), providing for the offering (the "Offering") by the several Initial Purchasers, including Morgan Stanley (the "Initial Purchasers"), of up to $550,000,000.00 principal amount of 2 % Convertible Subordinated Notes Due 2007 (the "Securities"). The Securities will be convertible into shares of the Common Stock, $.001 par value per share, of the Company (the "Common Stock").

         To induce the Initial Purchasers that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Initial Purchasers, it will not, during the period commencing on the date hereof and ending February 15, 2002, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) sales or other dispositions of up to an aggregate of 1,000,000 shares of the Company's Common Stock by the undersigned and all other officers and directors of the Company that have signed this form of Lock-Up Agreement; (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering; (c) exercises of stock options or other stock purchase rights granted by the company, (d) bona fide gifts, transfers by will or intestacy, provided that the donees agree in writing to be bound by the terms hereof; or (e) transfer to members, partners, affiliates, or immediate family, or transfers to a trust for the benefit of the undersigned or the undersigned's immediate family, provided that the transferee or trustee of the trust, on behalf of the trust, as the case may be, agrees in writing to be bound by the terms hereof; provided that in the case of any transfer or distribution pursuant to clause (d) or (e), each donee or distributee shall execute and deliver to Morgan Stanley a duplicate form of this Lock-Up Agreement. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Initial Purchasers, it will not, during the period commencing on the date hereof and ending February 20, 2002, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's shares of Common Stock except in compliance with the foregoing restrictions.

         The undersigned understands that the Company and the Initial Purchasers are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

         Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchasers. If the Purchase Agreement is executed and subsequent to the execution of the Purchase Agreement, the Purchase Agreement is terminated, this Lock-Up Agreement shall terminate on the date that the parties terminate the Purchase Agreement. If the Purchase Agreement has not been executed by 5:00 P.M. New York time on January 30, 2002, this Lock-Up Agreement shall automatically terminate at such time.

                                          Very truly yours,

                                          _________________________________
                                         (Name)

                                          _________________________________
                                         (Address)

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